K&L GATES LLP 1601 K STREET, N.W. WASHINGTON, DC 20006-1600 T 202.778.9000 F 202.778.9100 klgates.com
September 4, 2020
VIA EDGAR

Division of Investment Management
Securities and Exchange Commission
100 F Street, N.E.
Washington, DC  20549

Re:	Neuberger Berman High Yield Strategies Fund Inc.
Preliminary Proxy Statement on Schedule 14A; File No. 811-22396

Ladies and Gentlemen:
We are writing on behalf of our client, Neuberger Berman High Yield Strategies Fund Inc. (the “Fund”), in connection with the Fund’s Preliminary Proxy Statement filed herewith.  We note that there is an outstanding no-action request by the Fund seeking confirmation to exclude a stockholder proposal and supporting statement (together, the “Stockholder Proposal”) submitted by Saba Capital Management, L.P., as an investment adviser to and on behalf of Saba Capital Master Fund, Ltd. (collectively, the “Proponent”).  To the extent that the Staff of the Division of Investment Management reaches a determination on the no-action request that results in the omission or change in language of the Stockholder Proposal, the Fund will reflect those changes in its Definitive Proxy Statement filing.  If the Staff is not able to reach a determination by that point, the Fund would welcome any proxy comments on the Stockholder Proposal.

If you have any questions or comments regarding the foregoing, please contact me at (202) 778-9286.  Thank you for your attention to this matter.

Sincerely,

/s/ Jennifer R. Gonzalez

Jennifer R. Gonzalez